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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  __________

                                   FORM  8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 19, 1995
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                       Choices Entertainment Corporation
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                          0-17001                52-1529536
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(State or Other Jurisdiction           (Commission             (IRS Employer
 Of Incorporation)                     File Number)          Identification No.)


220 Continental Drive, Suite 102, Newark, Delaware                      19713
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    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (302) 366-8684
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     The Company has been threatened with litigation in connection with certain prior purchases of the Company's Common Stock. The Company does not believe that there is any merit to the claim, which is in excess of $325,000, exclusive of attorneys' fees. However, if legal proceedings were instituted and the Company was unsuccessful in defending such a lawsuit, an award of damages in the amount claimed would materially and adversely effect the Company's business. Furthermore, even if the Company was successful in defending such a lawsuit, the cost alone in professional fees to defend such a lawsuit could materially and adversely effect the Company's business.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHOICES ENTERTAINMENT CORPORATION
                                                (Registrant)


Date: December 29, 1995                By:/s/ Ronald W. Martignoni
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                                            Ronald W. Martignoni
                                            Chief Executive Officer